Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

		Federal Tax I.D. #	31-1443880

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1 (CON'T)	Yes
Copies of bank statements			Yes
Cash disbursements journals			Yes
Statement of Operations Consolidated	MOR-2	Yes
Statement of Operations by Legal Entity	MOR-2 (CON'T)	Yes
Balance Sheet Consolidated	MOR-3	Yes
Balance Sheet by Legal Entity	MOR-3 (CON'T)	Yes
Statement of Cash Flows	MOR-3 CASH FLOW		Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			N/A
Copies of tax returns filed during reporting period			N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable			Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Taxes Reconciliation and Aging	MOR-5	Yes
Payments to Insiders and Professional	MOR-6		Yes
Debtor Questionnaire	MOR-7	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William A. Brandt, Jr.	Date 06/02/17
Signature of Authorized Individual

WILLIAM A. BRANDT, JR.	Date 06/02/17
Printed Name of Authorized Individual

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

Disbursements for the period 4/2/2017 through 4/29/2017

MOR-1
($ in 000's)

Case	Debtor	Total for Reporting Period	Quarter to Date
16-11275	Aéropostale, Inc.	$4,931	$4,931
16-11276	Aéropostale Procurement Co, Inc.	$1,502	$1,502
16-11277	Aéropostale West, Inc.	$0	$0
16-11278	Jimmy'Z Surf Co. LLC	$0	$0
16-11279	Aéro GC Management LLC	$0	$0
16-11280	Aéropostale Licensing, Inc.	$0	$0
16-11281	GoJane LLC	$0	$0
16-11282	P.S. from Aéropostale, Inc.	$0	$0
16-11283	Aéropostale Puerto Rico, Inc.	$4	$4
16-11285	Aéropostale Holdings, Inc.	$0	$0
		$6,437	$6,437

Note: A portion of the disbursements from certain Debtors may be subject to allocations to, or reimbursement from, other Debtors.

In re	Aéropostale, Inc., et al.	Case No:	Case No. 16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

Bank Account Reconciliations

MOR-1
(Unaudited)

Case No.	Debtor	Bank Name	Account No.	Bank Balance 4/29/17	GL Balance 4/29/17
16-11275	Aéropostale Inc.	Bank of America Utility Deposits	***0747	415,567.00	24,461,559.60
16-11275	Aéropostale Inc.	Bank of America Texas Escrow	***7404	167,565.77
16-11275	Aéropostale Inc.	Bank of America FFE	***7572	0.00
16-11275	Aéropostale Inc.	Bank of America Profesional Fees Acquisition	***7857	0.00
16-11275	Aéropostale Inc.	Bank of America Concentration Reconciliation	***8175	0.00
16-11275	Aéropostale Inc.	Sterling Bank - Operating Account	***2034	19,661.37
16-11275	Aéropostale Inc.	Sterling Bank - Money Market	***2210	23,856,995.71
16-11275	Aéropostale Inc.	Sterling Bank - Professional Fees	***2173	7,258,924.54	7,258,899.54
16-11276	Aéropostale Inc.	Wells Fargo - Zumiez Escrow	***7900	956,965.93	954,220.56
16-11277	Aéropostale Inc.	Citibank	***1768	0.00	0.00
16-11278	Aéropostale Inc.	Citibank	***2768	0.00	0.00
Corporate Account Subtotal Cash and Cash Equivalents				$32,675,680.32	$32,674,679.70

(a) The general ledger balance is comprised of the general ledger balances for bank account #0747, #7404, #7572, #7857, #8175, #2034 and #2210. Any difference between the bank balances and the general ledger balance is due to reconciling items.

All bank accounts are reconciled each period when statements are received.  Difference between the GL and bank balances are either outstanding checks or reconciling items typically cleared in the following period. Copies of disbursement journals and reconciliations are not attached to this Monthly Operating Report; however, the Debtors will provide further information to the U.S. Trustee upon request.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

CONSOLIDATED STATEMENT OF OPERATIONS  (Income Statement)

MOR-2
(Unaudited - $ in 000's)

Net sales	$ 2

Cost of sales (including certain buying, occupancy and warehousing expenses)	(4,569)

Gross profit	4,571

Selling, general and administrative expenses	656

Profit (Loss) from operations	3,915

Interest expense	252

Profit (Loss) before income taxes	3,663

Income tax expense	54

Net income (loss)	$ 3,609

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

STATEMENT OF OPERATIONS BY LEGAL ENTITY  (Income Statement)
MOR-2
(Unaudited - $ in 000's)

	Aéropostale, Inc.	Aero GC Management LLC	Aéropostale West	Aéropostale Puerto Rico	PS from Aéropostale	Aéropostale Procurement Co.	Jimmy'Z Surf Co., LLC	Aéropostale Licensing	GoJane LLC	Aéropostale Holdings	Elimination Company (a)	Consolidated U.S. Companies
	1	2	3	4	5	6	7	9	10	78	98

Net sales	$-	$-	$-	$-	$-	$-	$-	$2	$-	$-	$-	$2

Cost of sales (including certain buying, occupancy and warehousing expenses)	(1,808)	0	(19)	1	0	(2,841)	0	105	(8)	0	0	$(4,569)

Gross profit	1,808	0	19	(1)	(0)	2,841	0	(103)	8	0	0	$4,571

Selling, general and administrative expenses	481	285	0	0	0	(116)	0	5	0	0	0	$656

Profit (Loss) from operations	1,326	(285)	19	(1)	(1)	2,957	0	(108)	8	0	0	$3,915

Interest expense	252	0	0	0	0	0	0	0	0	0	0	$252

Profit (Loss) before income taxes	1,074	(285)	19	(1)	(1)	2,957	0	(108)	8	0	0	$3,663

Income tax expense	0	0	0	0	0	0	0	54	0	0	0	$54

Net income (loss)	$1,074	$(285)	$19	$(1)	$(1)	$2,957	$-	$(162)	$8	$-	$-	$3,609

(a)	Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

BALANCE SHEET
MOR-3
(Unaudited - $ in 000's)

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$31,931
Merchandise Inventory	(9)
Prepaid Expenses	9,731
Tax Refunds Receivable	3,474
Other Current Assets	5,297

TOTAL CURRENT ASSETS	$50,424

Fixtures, Equipment & Improvements	(17)
Intangibles	21,762
Investment in Subsidiary	301,900
Restricted Cash Non-Current	-
Deferred Financing	3,398
Other Assets	1,590

TOTAL ASSETS	$379,056

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$43,022
Accrued Expense	81,998
Current Loan Payable	49,345
Crystal Loan Payble	-
Intercompany	(1,818)

TOTAL CURRENT LIABILITIES	$172,547

Deferred Rent,Tenant Allowance	1,513
Retirement Benefit Plan Liability	6,357
Uncertain Tax Liability Reserves	2,093
Unearned Vendor Rebate	9,479
Other Non Current Liabilities	22,875
Non-Current Loan Payable	-

TOTAL LIABILTIES	$214,863

SHAREHOLDERS' EQUITY
Common Stock	$ 817
Additional Paid-in-Capital	467,712
Other Comprehensive Income	1,190
Retained Earnings	(301,760)
Treasury Stock	(3,765)

TOTAL SHAREHOLDERS' EQUITY	$164,193

TOTAL LIABILTIES & SHAREHOLDER EQUITY	$379,056

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

BALANCE SHEET

MOR-3
(Unaudited - $ in 000's)

	Aéropostale, Inc.	Aero GC Management LLC	Aéropostale West	Aéropostale Puerto Rico	PS from Aéropostale	Aéropostale Procurement Co.	Jimmy'Z Surf Co., LLC	Aéropostale Licensing	GoJane LLC	Aéropostale Holdings	Elimination Company (a)	Consolidated U.S. Companies
	1	2	3	4	5	6	7	9	10	78	98
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	32,675	-	215	-	(901)	(58)	-	-	-	-	-	$31,931
Merchandise Inventory	(1)	-	-	-	(9)	-	1	-	-	-	-	$(9)
Prepaid Expenses	7,634	228	-	36	10	512	-	1,311	-	-	-	$9,731
Prepaid Taxes	3,355	-	-	119	-	-	-	-	-	-	-	$3,474
Other Current Assets	68	2	-	22	377	3,090	-	1,086	653	-	-	$5,297

TOTAL CURRENT ASSETS	$43,731	$230	$215	$177	$(523)	$3,544	$1	$2,397	$653		$-	$50,424

Fixtures, Equipment & Improvements	(17)	-	(2)	-	-	-	-	-	2	-	-	$(17)
Intangibles	-	-	-	-	-	-	-	-	21,762	-	-	$21,762
Investment in Subsidiary	153,447	-	23,145	-	32,575	-	-	-	-	92,733	-	$301,900
Restricted Cash Non-Current	-	-	-	-	-	-	-	-	-	-	-	$-
Deferred Financing	3,398	-	-	-	-	-	-	-	-	-	-	$3,398
Other Assets	1,291	-	25	37	11	226	-	-	-	-	-	$1,590

TOTAL ASSETS	$201,851	$230	$23,383	$214	$32,063	$3,769	$1	$2,397	$22,417	$92,733	$-	$379,056

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	15,511	-	-	-	(44)	27,914	-	-	(359)	-	-	$43,022
Accrued Expense	59,810	13,172	2,001	264	800	5,106	70	297	478	-	-	$81,998
Current Loan Payable	49,345	-	-	-	-	-	-	-	-	-	-	$49,345
Crystal Loan Payble	-	-	-	-	-	-	-	-	-	-	-	$-
Intercompany	1,068,018	(45,424)	(576,130)	(2,056)	215,976	(588,722)	59,127	(122,226)	(10,382)	1	-	$(1,818)

TOTAL CURRENT LIABILITIES	$1,192,684	$(32,252)	$(574,129)	$(1,792)	$216,732	$(555,702)	$59,197	$(121,929)	$(10,263)	$1	$-	$172,547

Deferred Rent,Tenant Allowance	1,259	-	(330)	-	2	-	-	-	582	-	-	$1,513
Retirement Benefit Plan Liabilities	6,357	-	-	-	-	-	-	-	-	-	-	$6,357
Uncertain Tax Liability Reserves	76	-	2,017	-	-	-	-	-	-	-	-	$2,093
Unearned Vendor Rebate	-	-	-	-	-	9,479	-	-	-	-	-	$9,479
Other Non Current Liabilities	82,327	-	(59,628)	-	-	-	-	176	-	-	-	$22,875
Non-Current Loan Payable	-	-	-	-	-	-	-	-	-	-	-	$-

TOTAL LIABILTIES	$1,282,703	$(32,252)	$(632,070)	$(1,792)	$216,734	$(546,224)	$59,197	$(121,753)	$(9,682)	$1	$-	$214,863

SHAREHOLDERS' EQUITY
Common Stock	816	-	1	-	-	-	-	-	-	-	-	$817
Additional Paid-in-Capital	258,546	-	25,134	3,001	32,576	23,145	1	1	32,575	92,733	-	$467,712
Other Comprehensive Income	1,190	-	-	-	-	-	-	-	-	-	-	$1,190
Retained Earnings	(1,337,638)	32,482	630,317	(995)	(217,247)	526,848	(59,197)	124,149	(477)	(1)	-	$(301,760)
Treasury Stock	(3,765)	-	-	-	-	-	-	-	-	-	-	$(3,765)

TOTAL SHAREHOLDERS' EQUITY	$(1,080,851)	$32,482	$655,452	$2,006	$(184,671)	$549,993	$(59,196)	$124,150	$32,098	$92,732	$-	$164,193

TOTAL LIABILTIES & SHAREHLD EQUITY	$201,851	$230	$23,383	$214	$32,063	$3,769	$1	$2,397	$22,417	$92,733	$-	$379,056

(a)  Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.

In re	Aeropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

STATEMENT OF CASH FLOWS

MOR-3

Due to the complexity of the sale of substantially all of the Debtors’ assets, the Debtors continue to reconcile the general ledger accounts and update the financial reporting. The Debtors will modify the financial statements as needed.

In re	Aeropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

MOR-4

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld	Amount Paid	Date Paid	Amount Accrued	Ending Tax
Withholding:
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
FICA-Employee
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
FICA-Employer
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
Unemployment
Aéropostale, Inc.	0	0			0	$0
Aéropostale West	0	0			0	$0
PS from Aéropostale	0	0			0	$0
Licensing	0	0			0	$0
Procurement	0	0			0	$0
Aéropostale Puerto Rico	0	0			0	$0
GoJane LLC	0	0			0	$0
Income
Other:
Total Federal Taxes	$0	$0	$0		$0	$0

In re	Aeropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

MOR-4

STATUS OF POST-PETITION TAXES

State and Local	Beginning Tax(a)	Amount Withheld	Amount Paid	Date Paid	Amount Accrued	Ending Tax
Withholding - Employee
Aéropostale, Inc.	0	0				$0
Aéropostale West	0	0				$0
PS from Aéropostale	0	0				$0
Licensing	0	0				$0
Procurement	0	0				$0
Aéropostale Puerto Rico	0	0				$0
GoJane LLC	0	0				$0
Withholding - Employer
Aéropostale, Inc.	0	0				$0
Aéropostale West	0	0				$0
PS from Aéropostale	0	0				$0
Licensing	0	0				$0
Procurement	0	0				$0
Aéropostale Puerto Rico	0	0				$0
GoJane LLC	0	0				$0
Sales Tax (a)
Aéropostale, Inc.	(30,210)	0	0			$(30,210)
Aéropostale West	0	0	0			$0
Aéropostale Puerto Rico	-	0	0			$0
PS from Aéropostale	140	0	0			$140
GoJane LLC	0	0	0			$0
Excise
Unemployment (b)
Real Property (c)
Personal Property
Aéropostale, Inc.	565,426					$565,426
Aéropostale West	0					$0
Aéropostale Puerto Rico	108,043					$108,043
PS from Aéropostale	61,945					$61,945

Other:
Total State and Local	$705,342	$-	$-	$0	$0	$705,342

Total Taxes	$705,342	$-	$-	$0	$0	$705,342

(a)
Credit balances due to overpayment of sales taxes in Dec 2016. As expected, the Debtors received the sales taxes refunds, and provided the related cash to Aero OpCo, which made the original overpayment.

(b)	Included with State Withholding
(c)	Debtor does not own any real property

In re	Aeropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

MOR-4

SUMMARY OF UNPAID POST-PETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	1,095	150,056	8,071	32,143	8,442,655	$8,634,020
Wages Payable	0	0	0	0	0	$0
Taxes Payable	735,413	0	0	0	0	$735,413
Rent/Leases Building		0	0	0	0	$0
Rent/Leases Equipment	0	0	0	0	0	$0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	$0
Professional Fees	0	0	0	0	0	$0
Amounts Due to Insiders	0	0	0	0	0	$0
Other:	0	0	0	0	0	$0
Total Post-petition Debts	$736,508	$150,056	$8,071	$32,143	$8,442,655	$9,369,433

Support for items on MOR-4 may be made available upon request.

Notes:

In re	Aeropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

MOR-5
Unaudited

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconcilation	Amount
Total Accounts Receivable at the beginning of reporting period	$2,357,618
Plus: Amounts billed during the period	0
Less: Amounts collected during the period	(823,012)
Less: Non-Cash Adjustments	(439,910)
Total Accounts Receivable at the end of the reporting period	$1,094,697

Accounts Receivable Aging	0-30	31-60	61-90	Over 91	Total
0 - 30 days old	0				0
31 - 60 days old		0			0
61 - 90 days old			0		0
91+ days old				1,879,068	1,879,068

Less: Bad Debts (Amounts considered uncollectible)				(784,371)	(784,371)

Net Accounts Receivable	$0	$0	$0	$1,094,697	$1,094,697

Note: Credit card receivables are recorded in MOR-1 with cash and cash-equivalent balance.

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30	31-60	61-90	Over 91	Total
Total Taxes Payable	$735,413				$735,413

In re	Aeropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR-6

INSIDERS[1,2]
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Multiple	Salary	-	-
Multiple	Auto Allowance	-	-
TOTAL PAYMENTS TO INSIDERS		$-	$-

No payments were made to insiders during the period

PROFESSIONALS[3]
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges	6/13/2016	$105,185	$432,170	$14,610,232	$83,019
Prime Clerk	6/13/2016	29,886	33,784	1,505,679	-
Stifel	6/13/2016	-	-	5,293,506	-
Province	6/13/2016	12,045	60,082	1,429,205	9,586
FTI	6/13/2016	-	183,859	4,586,942	-
Pachulski Stang Ziehl & Jones	6/13/2016	20,075	50,860	1,317,423	9,789
Deloitte Tax	6/13/2016	-	79,117	397,031	-
Hilco IP Services	6/13/2016	-	-	102,167	-
Swiggart & Agin LLC	1/6/2017	-	-	15,318	-
Development Specialists, Inc.	10/13/2016	257,820	257,820	1,916,763	-
TOTAL PAYMENTS TO PROFESSIONALS		$425,012	$1,097,692	$31,174,267	$102,394

DIP FINANCING / PREPETITION (ABL LENDER)
NAME OF CREDITOR	INITIAL DRAW	ADDITIONAL DRAWS	PAID DOWN	ENDING BALANCE	FEES PAID

TOTAL	$ -	$ -	$ -	$ -	$ -

1Represents payments made by the Debtors to persons considered to be "insiders" under the Bankruptcy Code during the reporting period.The total is shown on a cash basis, reflecting the actual amounts received, net of any applicable taxes, withholdings or other deductions. The total includes regular payroll, fees and expense reimbursements.

2Persons included as "insiders" have been included for informational purposes only. The Debtors do not concede or take any position with respect to: (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an "insider" under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an "insider" is not an acknowledgement or concession that such party is an "insider" under applicable bankruptcy law.

3On June 3, 2016, the Bankruptcy Court entered the order establishing procedures for interim compensation and reimbursement of expenses of professionals (ECF No. 251). Any payments made by the Debtors to estate professionals will be in accordance with the terms and conditions set forth therein.

In re	Aeropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	4/2/17 - 4/29/17

DEBTOR QUESTIONNAIRE

MOR-7

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X (a)
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (b)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?	X (c)
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

a) The Debtors have cancelled the workers compensation policy since they do not have any employees; former employees now work for the buyer of substantially all assets. The Debtors have cancelled certain other policies for which there is no longer an insurable interest given the sale of substantially all assets.

b) Intercompany accounts are maintained in accordance with the order approving the Debtors' cash management system.

c) The Debtors continue to analyze the outstanding accounts payable. Since the end of the reporting period, the Debtors continued to make payments based on the order authorizing the use of cash collateral [ECF No. 1282].